UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2006

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 22, 2006, Magellan Health Services, Inc. (the “Company”) announced the appointment of Michael Majerik to the position of Chief Sales and Marketing Officer of the Company, effective July 17, 2006.

Under an Employment Agreement entered into as of June 16, 2006 between the Company and Mr. Majerik, he is to be employed for a term beginning on July 17, 2006 and expiring on July 16, 2007, with automatic twelve-month renewals unless notice of non-renewal is provided by either party at least before the scheduled expiration date of the then current term. Any such notice of non-renewal by the Company will be deemed a termination without cause under the Employment Agreement. Mr. Majerik’s current annual base salary under the Employment Agreement is $275,000 subject to annual discretionary increases, if any, as determined at least annually, by the Board of Directors or a committee of the Board. Mr. Majerik is eligible for an annual target bonus of up to 50% of his base salary in accordance with the Company’s Short-Term Incentive Plan. The Company also agreed that Mr. Majerik will receive options, vesting in three equal annual installments, to purchase 37,500 shares of the Company’s Ordinary Common Stock with an exercise price equal to the fair market value of a share of Common Stock of the Company on July 17, 2006 and 4,753 restricted stock units vesting in three equal annual installments.

If Mr. Majerik’s employment is terminated without cause, as defined in the employment agreement, he will be entitled to severance equal to his then annual base salary in addition to amounts previously earned and, under certain conditions in the Company’s sole discretion, a ratable portion of his target bonus.

A copy of the Employment Agreement is attached as Exhibit 99.2 hereto.

ITEM 7.01 — REGULATION FD DISCLOSURE

On June 22, 2006, the Company issued a press release announcing the execution of the Employment Agreement with Mr. Majerik. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information included in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

(c)             Exhibits

99.1              Press release of Magellan Health Services, Inc., dated June 22, 2006.

99.2              Employment Agreement, entered into as of June 16, 2006 between the Company and Michael Majerik.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

By:	/s/ Mark S. Demilio
	Name:	Mark S. Demilio
	Title:	Executive Vice President and Chief Financial Officer

Dated: June 22, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release of Magellan Health Services, Inc., dated June 22, 2006.

99.2	Employment Agreement, entered into as of June 16, 2006 between the Company and Michael Majerik.